Exhibit 10.3

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

                                  Deed of Trust
                    Security Agreement - Financing Statement

                                      Terms

Date:    February 25, 2004

Grantor:          Evans Systems, Inc. d/b/a MC Star, a Texas corporation

Grantor's Mailing Address:

                  Evans Systems, Inc. d/b/a MC Star
                  P.O. Box 431
                  El Campo, Texas 77437
                  Wharton County

Trustee:          Blair Couey

Trustee's Mailing Address:

                  P.O. Box 431
                  El Campo, Texas 77437
                  Wharton County

Lender:           Mauritz & Couey, a Texas general partnership

Lender's Mailing Address:

                  P.O. Box 431
                  El Campo, Texas 77437
                  Wharton County

Obligation

         Note

                  Date:  February 25, 2004

                  Original principal amount:  $1,000,000.00

                  Borrower:  Evans Systems, Inc. d/b/a MC Star

                  Lender:    Mauritz & Couey

                  Maturity date: February 25, 2005

                  Terms of Payment: As provided in the note.


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         Other Debt:

         This deed of trust also secures payment of any debt that Grantor may subsequently owe to Lender and that arises while Grantor owns the Property.


Property (including any improvements):

         See Exhibit "A".

         Personal Property: The property constituting personal property located in or on and used in the enjoyment of the Property.

DESCRIPTION OF COLLATERAL COVERED BY SECURITY AGREEMENT/FINANCING STATEMENT: all accounts, accounts receivable, inventory and general intangibles, now owned and hereafter acquired, and all products and proceeds thereof.

         In addition to creating a deed-of-trust lien on all the real and other property described above, Grantor also grants to Lender a security interest in all of the above-described personal property pursuant to and to the extent permitted by the Texas Uniform Commercial Code.

         In the event of a foreclosure sale under this deed of trust, Grantor agrees that all the Property may be sold as a whole at Lender's option and that the Property need not be present at the place of sale.

Prior Lien: The lien created by this deed of trust will be subordinate to the lien securing payment of a note, and any renewals, extensions, and modifications thereof, in the original principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00), which is dated July 23, 2002, executed by Evans Systems, Inc, payable to the order of NewFirst National Bank, and more fully described in a deed of trust recorded in Clerk's Filing No. 025193 of the Official Records of Matagorda County, Texas. If default occurs in payment of any part of principal or interest of that $500,000.00 note or in observance of any covenants of the deed of trust securing it, the entire debt secured by this deed of trust will immediately become payable at the option of Lender.

Other Exceptions to Conveyance and Warranty: Liens described as part of the Consideration and any other liens described in the deed to Grantor as being either assumed or subject to which title is taken; validly existing easements, rights-of-way, and prescriptive rights, whether of record or not; all presently recorded and validly existing instruments, other than conveyances of the surface fee estate, that affect the Property; and taxes for 2004, but not subsequent assessments for that and prior years due to change in land usage, ownership, or both.

         For value received and to secure payment of the Obligation, Grantor conveys the Property to Trustee in trust. Grantor warrants and agrees to defend the title to the Property, subject to the Other Exceptions to Conveyance and Warranty. On payment of the Obligation and all other amounts secured by this deed of trust, this deed of trust will have no further effect, and Lender will release it at Grantor's expense.

Clauses and Covenants

A.       Grantor's Obligations

Grantor agrees to-

         1. keep the Property in good repair and condition;


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         2. pay all taxes and assessments on the Property before delinquency;

         3. defend title to the Property subject to the Other Exceptions to Conveyance and Warranty and preserve the lien's priority as it is established in this deed of trust;

         4. maintain, in a form acceptable to Lender, an insurance policy that-

               a. covers all improvements for their full insurable value as determined when the policy is issued and renewed, unless Lender approves a smaller amount in writing;

               b.   contains an 80 percent coinsurance clause;

               c.   provides all-risk coverage;

               d.   protects Lender with a standard mortgage clause;

               e. provides flood insurance at any time the Property is in a flood hazard area; and

               f. contains such other coverage as Lender may reasonably require;

         5. comply at all times with the requirements of the 80 percent coinsurance clause;

         6. deliver the insurance policy to Lender within ten days of the date of this deed of trust and deliver renewals to Lender at least fifteen days before expiration;

         7. obey all laws, ordinances, and restrictive covenants applicable to the Property;

         8. keep any buildings occupied as required by the insurance policy; and

         9. if the lien of this deed of trust is not a first lien, pay or cause to be paid all prior lien notes and abide by or cause to be abided by all prior lien instruments.

B.       Lender's Rights

         1. Lender may appoint in writing a substitute trustee, succeeding to all rights and responsibilities of Trustee.

         2. If the proceeds of the Obligation are used to pay any debt secured by prior liens, Lender is subrogated to all the rights and liens of the holders of any debt so paid.

         3. Lender may apply any proceeds received under the insurance policy either to reduce the Obligation or to repair or replace damaged or destroyed improvements covered by the policy. If the Property is Grantor's primary residence and Lender reasonably determines that repairs to the improvements are economically feasible, Lender will make the insurance proceeds available to Grantor for repairs.

         4. Notwithstanding the terms of the Note to the contrary, and unless applicable law prohibits, all payments received by Lender from Grantor with respect to the Obligation or this deed of trust may, at Lender's discretion, be applied first to amounts payable under this deed of trust and then to amounts due and payable to Lender with respect to the Obligation, to be applied to late charges, principal, or interest in the order Lender in its discretion determines.

         5. If Grantor fails to perform any of Grantor's obligations, Lender may perform those obligations and be reimbursed by Grantor on demand for any amounts so paid, including attorney's fees, plus interest on those amounts from the dates of payment at the rate stated in the Note for matured, unpaid amounts. The amount to be reimbursed will be secured by this deed of trust.

         6. If there is a default on the Obligation or if Grantor fails to perform any of Grantor's obligations and the default continues after any required notice of the default and the time allowed to cure, Lender may-

               a. declare the unpaid principal balance and earned interest on the Obligation immediately due;

               b. direct Trustee to foreclose this lien, in which case Lender or Lender's agent will cause notice of the foreclosure sale to be given as provided by the Texas Property Code as then in effect; and

               c. purchase the Property at any foreclosure sale by offering the highest bid and then have the bid credited on the Obligation.

         7. If Grantor fails to pay any part of principal or interest secured by a prior lien or liens on the Property when it becomes payable or defaults on any prior lien instrument, the entire debt secured by this deed of trust will immediately become payable at the option of Lender.

         8. Lender may remedy any default without waiving it and may waive any default without waiving any prior or subsequent default.

C.       Trustee's Rights and Duties

If directed by Lender to foreclose this lien, Trustee will-

         1. either personally or by agent give notice of the foreclosure sale as required by the Texas Property Code as then in effect;

         2. sell and convey all or part of the Property "AS IS" to the highest bidder for cash with a general warranty binding Grantor, subject to the Prior Lien and to the Other Exceptions to Conveyance and Warranty and without representation or warranty, express or implied, by Trustee;

         3. from the proceeds of the sale, pay, in this order-

               a. expenses of foreclosure, including a reasonable commission to Trustee;

               b. to Lender, the full amount of principal, interest, attorney's fees, and other charges due and unpaid;

               c. any amounts required by law to be paid before payment to Grantor; and

               d.   to Grantor, any balance; and

         4. be indemnified, held harmless, and defended by Lender against all costs, expenses, and liabilities incurred by Trustee for acting in the execution or enforcement of the trust created by this deed of trust, which includes all court and other costs, including attorney's fees, incurred by Trustee in defense of any action or proceeding taken against Trustee in that capacity.

D.       General Provisions

         1. Grantor agrees to (a) keep at Grantor's address, or such other place as Lender may approve, accounts and records reflecting the operation of the Property and copies of all written contracts, leases, and other instruments that affect the Property; (b) prepare financial accounting records in compliance with generally accepted accounting principles consistently applied; and (c), at Lender's request from time to time, permit Lender to examine and make copies of such books, records, contracts, leases, and other instruments at any reasonable time.

         2. Grantor agrees to execute, acknowledge, and deliver to Lender any document requested by Lender, at Lender's request from time to time, to (a) correct any defect, error, omission, or ambiguity in this deed of trust or in any other document executed in connection with the Note or this deed of trust;
(b) comply with Grantor's obligations under this deed of trust and other documents; (c) subject to and perfect the liens and security interests of this deed of trust and other documents any property intended to be covered thereby; and (d) protect, perfect, or preserve the liens and the security interests of this deed of trust and other documents against third persons or make any recordings, file any notices, or obtain any consents requested by Lender in connection therewith. Grantor agrees to pay all costs of the foregoing.

         3. If any of the Property is sold under this deed of trust, Grantor must immediately surrender possession to the purchaser. If Grantor fails to do so, Grantor will become a tenant at sufferance of the purchaser, subject to an action for forcible detainer.

         4. Recitals in any trustee's deed conveying the Property will be presumed to be true.

         5. Proceeding under this deed of trust, filing suit for foreclosure, or pursuing any other remedy will not constitute an election of remedies.

         6. This lien will remain superior to liens later created even if the time of payment of all or part of the Obligation is extended or part of the Property is released.

         7. If any portion of the Obligation cannot be lawfully secured by this deed of trust, payments will be applied first to discharge that portion.

         8. Grantor assigns to Lender all amounts payable to or received by Grantor from condemnation of all or part of the Property, from private sale in lieu of condemnation, and from damages caused by public works or construction on or near the Property. After deducting any expenses incurred, including attorney's fees and court and other costs, Lender will either release any remaining amounts to Grantor or apply such amounts to reduce the Obligation. Lender will not be liable for failure to collect or to exercise diligence in collecting any such amounts. Grantor will immediately give Lender notice of any actual or threatened proceedings for condemnation of all or part of the Property.

         9. Grantor assigns to Lender absolutely, not only as collateral, all present and future rent and other income and receipts from the Property. Grantor warrants the validity and enforceability of the assignment. Grantor may as Lender's licensee collect rent and other income and receipts as long as Grantor is not in default with respect to the Obligation or this deed of trust. Grantor will apply all rent and other income and receipts to payment of the Obligation and performance of this deed of trust, but if the rent and other income and receipts exceed the amount due with respect to the Obligation and deed of trust, Grantor may retain the excess. If Grantor defaults in payment of the Obligation or performance of this deed of trust, Lender may terminate Grantor's license to collect rent and other income and then as Grantor's agent may rent the Property and collect all rent and other income and receipts. Lender neither has nor assumes any obligations as lessor or landlord with respect to any occupant of the Property. Lender may exercise Lender's rights and remedies under this paragraph without taking possession of the Property. Lender will apply all rent and other income and receipts collected under this paragraph first to expenses incurred in exercising Lender's rights and remedies and then to Grantor's obligations with respect to the Obligation and this deed of trust in the order determined by Lender. Lender is not required to act under this paragraph, and acting under this paragraph does not waive any of Lender's other rights or remedies. If Grantor becomes a voluntary or involuntary debtor in bankruptcy, Lender's filing a proof of claim in bankruptcy will be deemed equivalent to the appointment of a receiver under Texas law.

         10. Interest on the debt secured by this deed of trust will not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law. Any interest in excess of that maximum amount will be credited on the principal of the debt or, if that has been paid, refunded. On any acceleration or required or permitted prepayment, any such excess will be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the debt or, if the principal of the debt has been paid, refunded. This provision overrides any conflicting provisions in this and all other instruments concerning the debt.

         11. In no event may this deed of trust secure payment of any debt that may not lawfully be secured by a lien on real estate or create a lien otherwise prohibited by law.

         12. When the context requires, singular nouns and pronouns include the plural.

         13. The term Note includes all extensions, modifications, and renewals of the Note and all amounts secured by this deed of trust.

         14. Grantor represents to Lender that no part of the Property is exempt as homestead from forced sale under the Texas Constitution or other laws.

         All real estate constituting Grantor's homestead exempt from forced sale under the Texas Constitution or other laws consists of the following: None.

         15. Grantor agrees to furnish on Lender's request evidence satisfactory to Lender that all taxes and assessments on the Property have been paid when due.

         16. If the Property is transferred by foreclosure, the transferee will acquire title to all insurance policies on the Property, including all paid but unearned premiums.

         17. Lender may declare the debt secured by this deed of trust immediately payable and invoke any remedies provided in this deed of trust for default if Grantor transfers any of the Property to a person who is not a permitted transferee without Lender's consent or, if Grantor is not a natural person, if any person owning a direct or indirect interest in Grantor transfers such interest to a person that is not a "permitted transferee" without Lender's consent. "Permitted transferee" for a natural person means that person's spouse or children, any trust for that person's benefit or the benefit of the person's spouse or children, or any corporation, partnership, or limited liability company in which the direct and beneficial owner of all the equity interest is a natural person or that person's spouse or children or any trust for the benefit of them; and the heirs, beneficiaries, executors, administrators, or personal representatives of a natural person on the death of that person or on the incompetency or disability of that person for purposes of the protection and management of that person's assets; and for a person that is not a natural person, any other person controlling, controlled by, or under common control with that person.

         18. This deed of trust binds, benefits, and may be enforced by the successors in interest of all parties.

         19. If Grantor and Borrower are not the same person, the term Grantor includes Borrower.

         20. Grantor and each surety, endorser, and guarantor of the Obligation waive all demand for payment, presentation for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, protest, and notice of protest, to the extent permitted by law.

         21. Grantor agrees to pay reasonable attorney's fees, trustee's fees, and court and other costs of enforcing Lender's rights under this deed of trust if this deed of trust is placed in the hands of an attorney for enforcement.

         22. If any provision of this deed of trust is determined to be invalid or unenforceable, the validity or enforceability of any other provision will not be affected.



                                        Evans Systems, Inc. d/b/a MC Star



                                        BY:
                                           -------------------------------------
                                                Blair Couey
                                                President






STATE OF TEXAS                   )

COUNTY OF MATAGORDA              )

         This instrument was acknowledged before me on , 2004, by Blair Couey, President of Evans Systems, Inc. d/b/a MC Star, a Texas corporation, on behalf of said corporation.

                                        ---------------------------------
                                        Notary Public, State of Texas


AFTER RECORDING RETURN TO:

Duckett, Bouligny & Collins,  L.L.P.
207 W. Jackson
P.O. Box 1567
El Campo, TX 77437
Tel: (979) 543-6845
Fax: (979) 543-9516